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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -----------------------------


       Date of Report (Date of earliest event reported): October 27, 1999


                         Tanner's Restaurant Group, Inc.
                         -------------------------------
               (Exact name of Registrant as specified in charter)



            Texas                     33-95796                  76-0406417
            -----                     --------                  ----------
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                   Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia               30093
---------------------------------------------------               -----
(Address of principal executive offices)                       (Zip Code)

                                 (770) 248-2298
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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



Item 5. Other Events.

     Tanner's Restaurant Group, Inc. is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission its October 27, 1999 letter to shareholders.


Item 7. Financial Statements and Exhibits

(a)  Exhibits

     Exhibit No.       Description
     -----------       -----------

        99.1           Letter to shareholders dated October 27, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TANNER'S RESTAURANT GROUP, INC.


Dated: October 27, 1999                   By: /s/ Clyde E. Culp, III
                                              ----------------------
                                              Clyde E. Culp, III
                                              Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Letter to Shareholders dated October 27, 1999.